As filed with the Securities and Exchange Commission on May 22, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):    May 21, 2008


                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            1-15202               22-1867895
-------------                       --------------         ------------------
(State or other jurisdiction        (Commission File      (IRS Employer
of incorporation)                      Number)             Identification No.)


          475 Steamboat Road, Greenwich, CT                06830
          ---------------------------------                -----
       (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number, including area code:   (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)   Compensatory Arrangements of Certain Officers

     On May 20, 2008, the Compensation Committee (the "Compensation Committee") of the Board of Directors of W. R. Berkley Corporation (the "Company") approved, subject to the approval of the Company's Board of Directors, which approval was subsequently obtained on May 21, 2008, (i) an increase in the amount of the quarterly cash stipend to be paid to each director (including the two management directors) from $12,000 to $18,000, effective as of July 1, 2008, and (ii) an increase in the number of shares of the Company's common stock ("Common Stock") to be automatically granted under the Company's 1997 Directors Stock Plan, as amended and restated, to each director (including the two management directors) as of the date of each annual meeting of the Company's stockholders who shall continue to serve as a director of the Company after the date of such annual meeting from a fixed grant of 1,500 shares of Common Stock to a fixed grant of 2,000 shares of Common Stock. The new annual share grant will take effect at the Company's upcoming annual meeting on May 28, 2008.

Item 8.01      Other Events

     As part of the items approved, as described under Item 5.02(e) above, on May 20, 2008, the Compensation Committee approved, subject to the approval of the Company's Board of Directors, which approval was subsequently obtained on May 21, 2008, (i) an increase in the additional annual stipend for the Chairman of the Audit Committee from $25,000 to $30,000; and (ii) an increase in the additional annual stipend for the Chairman of the Compensation Committee from $10,000 to $20,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By:  /s/ Eugene G. Ballard
                                           -------------------------------------
                                            Name:   Eugene G. Ballard
                                            Title:  Senior Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer


Date:  May 22, 2008